UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2006

Item 1.                                                             Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

46622

FPA Perennial Fund, Inc.

June 30, 2006

LETTER TO SHAREHOLDERS

After huge stock market gains over the first four months of this year, especially in smaller and more speculative companies (Russell 2000 up 16% through May 5th market top, S & P 500 up 6%), there has been a dramatic retreat, as worries about economic slowdown, inflation, and Mid-East conflicts have eliminated all earlier gains (through late July).

Perennial performance over the first half of 2006 has been mediocre, as 2Q losses mostly offset a respectable 1Q advance. First half returns are 0.8%, comparing unfavorably to the benchmark Russell 2500 (+6.3%), but much closer to the indexes representing the market as a whole (S & P + 2.7%, Nasdaq down 1.5%). Over longer time periods, returns have been excellent.

	PERIODS ENDED JUNE 30, 2006
	First Half	One Year	Three Years*	Five Years*	Ten Years*
Perennial	0.8%	10.7%	16.8%	11.6%	14.8%
Russell 2500	6.3%	13.5%	19.2%	9.7%	11.1%
S & P 500	2.7%	8.6%	11.2%	2.5%	8.3%
Nasdaq	(1.5)%	5.6%	10.2%	0.1%	6.3%

*  Annualized Returns

Microchip, which was discussed briefly in the last shareholder letter, is a recent addition to the Perennial portfolio.

Microchip is a leading manufacturer of 8-bit microcontrollers (MCUs) and other closely related devices. MCUs are single-chip micro computers used to automate operations in a wide range of consumer and industrial products. Examples include digital cameras, microwave ovens, desk top printers, anti-lock brakes, and elevators.

The MCU market has a number of attractive characteristics:

•  The market is large ($10 billion) and has shown a less volatile growth pattern than the semiconductor business in total.

•  The industry is relatively unconcentrated, with the five largest manufacturers having only about a 50% market share. The customer base is highly fragmented, in the tens of thousands, with diverse markets and geographies.

•  Long product life-cycles are typical, unusual for technology products. MCUs are normally not changed once they are designed into a specific product.

•  Price declines are slower than seen in most technology and electronics products.

•  MCUs are less capital intensive than most semiconductor manufacturing, using process technology that is several generations behind the leading edge. The most advanced chip fab can easily cost $2-3 billion, perhaps ten times as much as a MCU fab, which is often 10-20 years old.

In addition to these attractive features of the MCU market, Microchip has its own company-specific attributes, which, we believe, make it an especially good investment.

Microchip's focus on MCU's is in sharp contrast to its competitors, all of which are large technology companies for which MCUs are only a small fraction of their business. Examples are Toshiba, NEC, Hitachi, Samsung, Philips, and Motorola (now Freescale Semiconductor). We believe this is a key reason for Microchip's success. Over the past decade it has steadily increased its market share in the 8-bit market, going from a minor player to market share leader.

Microchip has a low cost structure derived in part from its success in buying manufacturing assets at bargain-basement prices. It has done this repeatedly, most recently with its Gresham, Oregon fab which was purchased in 2002 for less than $200 million, only a few years after Fujitsu built it at a cost of $1 billion. This facility may permit Microchip to eventually double its revenues with only modest additional capital spending, and is driving a steady increase in gross and operating margins.

Microchip has attractive growth vehicles. In addition to continued growth in 8-bit MCU sales, mostly market share driven, Microchip has been expanding its product lines in 16-bit MCUs as well as analog/mixed signal devices. A 16-bit MCU can handle more data than an 8-bit one, and hence is used in applications requiring greater processing power. An example would be anti-lock brakes vs. a clock radio.

This market is less mature and faster growing than 8-bit MCUs but requires Microchip to develop a family of new products and take market share away from established competitors.

Analog/mixed signal devices are used to process real world information about temperature, pressure, weight, sound, motion, light, etc., and permit the data to be used by MCU's and other digital processors. These devices are often used in close conjunction with Microchip's MCUs and hence can potentially be sold to the same customers. The analog market is large and has many of the positive features of MCUs.

As a consequence of running an excellent business in an inherently attractive market, Microchip has delivered outstanding financial performance. Over the past 10 years, which encompassed the severely depressed period following the 1990s tech bubble, Microchip has compounded revenues at 12% annually, and income at close to 20%, while improving operating margins by 10 points to 35%.

Returns on capital have been equally impressive, with an unleveraged return on equity of 18% and a pre-tax return on operating assets of 30%. The balance sheet has close to $1 billion of cash, over $4 per share.

Although it would be difficult to argue that Microchip is currently a cheap stock, we believe that its relatively low-risk business, combined with our typically long holding period, should produce an attractive return to Perennial shareholders over time.

Respectfully submitted,

Eric S. Ende
President & Portfolio Manager
July 28, 2006

We were saddened by the death on May 18, 2006 of Leonard Mautner, Director of FPA Perennial Fund, Inc. since its inception in 1984.

  The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Dow Jones Industrial Average (DJIA) covers 30 major companies. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended June 30, 2006
	1 Year	5 Years	10 Years
FPA Perennial Fund, Inc. (NAV)	10.71%	11.56%	14.76%
FPA Perennial Fund, Inc. (Net of Sales Charge)	4.90%	10.36%	14.15%
Lipper Mid-Cap Core Fund Average	12.27%	7.63%	10.68%
Russell 2500 Index	13.53%	9.65%	11.13%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2006 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since some investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

PORTFOLIO SUMMARY

June 30, 2006

Common Stocks		77.5%
Business Services & Supplies	19.2%
Producer Durable Goods	11.3%
Technology	9.6%
Energy	8.9%
Health Care	7.8%
Retailing	7.3%
Financial	5.6%
Transportation	4.3%
Consumer Durable Goods	3.5%
Short-Term Corporate Notes		22.4%
Other Assets and Liabilities, net		0.1%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended June 30, 2006

Shares
NET PURCHASES
Common Stocks
AmSurg Corporation	75,000
Brady Corporation	174,100
CDW Corporation	108,100
CarMax , Inc.	115,000
Charles River Laboratories International, Inc.	113,200
CLARCOR, Inc. (1)	315,000
Cognex Corporation	302,000
Copart, Inc. (1)	195,000
First American Corporation	145,000
Franklin Electric Co., Inc. (1)	4,300
HNI Corporation	215,000
Health Management Associates, Inc.	60,000
Heartland Express, Inc.	106,300
IDEX Corporation	120,000
Invitrogen Corporation	90,000
Knight Transportation, Inc.	317,500
Lincare Holdings Inc.	161,100
Microchip Technology Incorporated	125,000
O'Reilly Automotive, Inc.	117,300
Plantronics, Inc.	202,400
Polaris Industries Inc.	125,000
Zebra Technologies Corporation (Class A)	208,200
NET SALES
Common Stocks
Engelhard Corporation (2)	292,500
North Fork Bancorporation	215,000
Renal Care Group, Inc. (2)	246,200
SanDisk Corporation	55,000
Tidewater Inc.	15,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2006

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 19.2%
Brady Corporation	389,100	$14,334,444
CDW Corporation	373,100	20,389,915
Charles River Laboratories International, Inc.*	473,200	17,413,760
CLARCOR, Inc.	315,000	9,383,850
Copart, Inc.*	195,000	4,789,200
Invitrogen Corporation*	270,000	17,838,900
Landauer, Inc.	10,000	479,000
Manpower Inc.	140,000	9,044,000
ScanSource, Inc.*	660,000	19,351,200
		$113,024,269
PRODUCER DURABLE GOODS — 11.3%
Franklin Electric Co., Inc.	4,300	$222,052
Graco Inc.	280,000	12,874,400
HNI Corporation	345,000	15,645,750
IDEX Corporation	240,000	11,328,000
Oshkosh Truck Corporation	215,000	10,216,800
Zebra Technologies Corporation (Class A)*	478,200	16,335,312
		$66,622,314
TECHNOLOGY — 9.6%
Cognex Corporation	740,000	$19,262,200
Microchip Technology Incorporated	340,000	11,407,000
Plantronics, Inc.	747,400	16,599,754
SanDisk Corporation*	185,000	9,431,300
		$56,700,254
ENERGY — 8.9%
Helix Energy Solutions Group, Inc.*	590,000	$23,812,400
Noble Corporation	270,000	20,093,400
Tidewater Inc.	170,000	8,364,000
		$52,269,800
HEALTH CARE — 7.8%
AmSurg Corporation*	305,000	$6,938,750
Bio-Rad Laboratories, Inc.*	136,700	8,877,298
Health Management Associates, Inc.	535,000	10,544,850
Lincare Holdings Inc.*	510,000	19,298,400
		$45,659,298
RETAILING — 7.3%
CEC Entertainment Inc.*	105,000	$3,372,600
CarMax, Inc.*	575,000	20,389,500
O'Reilly Automotive, Inc.*	625,000	19,493,750
		$43,255,850

PORTFOLIO OF INVESTMENTS

June 30, 2006

COMMON STOCKS — Continued	Shares or Principal Amount	Value
FINANCIAL — 5.6%
Brown & Brown, Inc.	430,000	$12,564,600
First American Corporation	240,000	10,144,800
Arthur J. Gallagher & Co.	265,000	6,715,100
North Fork Bancorporation. Inc.	115,000	3,469,550
		$32,894,050
TRANSPORTATION — 4.3%
Heartland Express, Inc.	833,333	$14,908,327
Knight Transportation, Inc.	505,000	10,201,000
		$25,109,327
CONSUMER DURABLE GOODS — 3.5%
Briggs & Stratton Corporation	285,000	$8,866,350
Polaris Industries Inc.	272,500	11,799,250
		$20,665,600
TOTAL COMMON STOCKS — 77.5% (Cost $370,663,980)		$456,200,762
SHORT-TERM INVESTMENTS — 22.4%
Short-term Corporate Notes:
Rabobank USA Financial Corporation — 5.24% 7/03/06	$9,388,000	$9,385,267
Citigroup Inc. — 5.07% 7/07/06	29,000,000	28,975,495
Bank of Montreal — 5.02% 7/12/06	29,000,000	28,955,517
Toyota Motor Credit Corporation — 5.11% 7/17/06	20,000,000	19,954,578
Barclays U.S. Funding, Inc. — 5.155% 7/24/06	25,000,000	24,917,663
AIG Funding, Inc. — 5.24% 7/27/06	20,000,000	19,924,311
TOTAL SHORT-TERM INVESTMENTS (Cost $132,112,831)		$132,112,831
TOTAL INVESTMENTS — 99.9% (Cost $502,776,811)		$588,313,593
Other assets less liabilities — 0.1%		345,481
TOTAL NET ASSETS — 100%		$588,659,074

*Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006

ASSETS
Investments at value:
Investment securities — at market value (identified cost $370,663,980)	$456,200,762
Short-term investments — at cost plus interest earned (maturities 60 days or less)	132,112,831	$588,313,593
Cash		915
Receivable for:
Capital stock sold	$1,589,992
Dividends	143,867
Investment securities sold	1,666,999	3,400,858
		$591,715,366
LIABILITIES
Payable for:
Capital stock repurchased	$1,518,630
Investment securities purchased	1,103,040
Advisory fees and financial services	365,762
Accrued expenses	68,860	3,056,292
NET ASSETS		$588,659,074
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 16,982,824 outstanding shares		$169,828
Additional paid-in capital		484,670,623
Undistributed net realized gain on investments		15,642,305
Undistributed net investment income		2,639,536
Unrealized appreciation of investments		85,536,782
NET ASSETS		$588,659,074
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$34.66
Maximum offering price per share (100/94.75 of per share net asset value)		$36.58

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2006

INVESTMENT INCOME
Interest		$3,596,300
Dividends		1,659,031
		$5,255,331
EXPENSES — Note 3
Advisory fees	$1,876,884
Transfer agent fees and expenses	288,661
Financial services	284,905
Other expenses	46,922
Reports to shareholders	38,998
Audit fees	36,050
Registration fees	32,966
Custodian fees and expenses	26,049
Director's fees and expenses	11,000
Legal fees	5,042	2,647,477
Net investment income		$2,607,854
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities	$34,792,483
Cost of investment securities sold	21,160,415
Net realized gain on investments		$13,632,068
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$101,512,143
Unrealized appreciation at end of period	85,536,782
Decrease in unrealized appreciation of investments		(15,975,361)
Net realized and unrealized loss on investments		$(2,343,293)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$264,561

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2006		For the Year Ended December 31, 2005
INCREASE IN NET ASSETS
Operations:
Net investment income	$2,607,854		$1,405,813
Net realized gain on investments	13,632,068		9,860,035
Change in unrealized appreciation of investments	(15,975,361)		35,734,469
Increase in net assets resulting from operations		$264,561		$47,000,317
Distributions to shareholders from:
Net investment income	—		$(1,374,131)
Net realized capital gains	—	—	(8,655,646)	(10,029,777)
Capital stock transactions:
Proceeds from capital stock sold	$144,077,451		$229,311,176
Proceeds from shares issued for dividends and distributions reinvested	—		8,640,434
Cost of capital stock repurchased*	(46,092,629)	97,984,822	(50,609,102)	187,342,508
Total increase in net assets		$98,249,383		$224,313,048
NET ASSETS
Beginning of period		490,409,691		266,096,643
End of period		$588,659,074		$490,409,691
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of capital stock sold		4,024,332		7,018,973
Shares issued for dividend and distributions reinvested		—		250,574
Shares of capital stock repurchased		(1,301,497)		(1,555,730)
Increase in capital stock outstanding		2,722,835		5,713,817

*  Net of redemption fees of $25,846 and $14,143 for the periods ended June 30, 2006 and December 31, 2005, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30,		Year Ended December 31,
	2006		2005	2004	2003	2002	2001
Per share operating performance:
Net asset value at beginning of period	$34.39		$31.14	$27.05	$20.41	$23.15	$20.59
Income from investment operations:
Net investment income (loss)	$0.15		$0.10	$(0.02)	$(0.06)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investment securities	0.12		3.89	4.41	7.77	(2.39)	4.65
Total from investment operations	$0.27		$3.99	$4.39	$7.71	$(2.43)	$4.63
Less distributions:
Dividends from net investment income	—		$(0.10)	—	—	—	—
Distributions from net realized capital gains	—		(0.64)	$(0.30)	$(1.07)	$(0.31)	$(2.07)
Total distributions	—		$(0.74)	$(0.30)	$(1.07)	$(0.31)	$(2.07)
Redemption fees	—	*	— *	— *	— *	—	—
Net asset value at end of period	$34.66		$34.39	$31.14	$27.05	$20.41	$23.15
Total investment return**	0.79%		12.81%	16.25%	37.89%	(10.59)%	22.73%
Ratios/supplemental data:
Net assets at end of period (in thousands)	$588,659		$490,410	$266,097	$168,880	$91,779	$51,975
Ratio of expenses to average net assets	0.91	%†	0.90%	0.97%	1.05%	1.15%	1.24%
Ratio of net investment income (loss) to average net assets	0.90	%†	0.37%	(0.07)%	(0.36)%	(0.25)%	(0.11)%
Portfolio turnover rate	17	%†	10%	16%	23%	6%	25%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 2006 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2006

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. Securities listed or traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the last bid price. Securities that are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less at the time of purchase are valued at cost plus interest earned which approximates market value.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related
Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases and Tax Differences

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $121,498,145 for the six months ended June 30, 2006. Realized gains or losses are based on the specific-certificate identification method.

All of the amounts reported in the financial statements at June 30, 2006 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2006 for federal income tax and financial reporting purposes was $101,002,127 and $15,465,345, respectively, with net unrealized appreciation equal to $85,536,782.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Investment Adviser"). Under the terms of this Agreement, the Fund pays the Investment Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Investment Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The advisory agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

NOTES TO FINANCIAL STATEMENTS

Continued

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Directors held on February 7, 2006, the continuance of the advisory agreement through April 30, 2007, was approved by the Board of Directors and by a majority of the Directors who are not interested persons of the Fund or of the Investment Adviser. A new investment advisory agreement between the Fund and Resolute, LLC ("Resolute") was also approved at that same meeting by the Board of Directors and by a majority of the Directors who are not interested persons of the Fund, the Investment Adviser or Resolute. Resolute was created by the principals and key investment professionals of the Fund's current Investment Adviser. Resolute has exercised its option to purchase, among other things, the operating assets and name of the Investment Adviser. This purchase is expected to take effect on or about October 1, 2006 and the new investment advisory agreement would take effect at that time. This new investment advisory agreement is identical to the Fund's current investment advisory agreement. At a special meeting of shareholders held on May 2, 2006, the shareholders of the Fund approved the new investment advisory agreement.

In determining whether to renew the current advisory agreement and approve the new agreement with Resolute, those Fund Directors who were not interested persons of the Fund, the Investment Adviser or Resolute met separately to evaluate information provided by the Investment Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Investment Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Directors noted the Fund's superior long-term investment results and the quality and depth of experience of the Investment Adviser and its investment and administrative personnel. The Directors also took into consideration the benefits derived by the Investment Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated. Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

For the six months ended June 30, 2006, the Fund paid aggregate fees of $11,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fee

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended June 30, 2006, the Fund collected $25,846 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended June 30, 2006, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $129,108 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2006

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2005	$1,000.00	$1,000.00
Ending Account Value June 30, 2006	$1,007.90	$1,020.43
Expenses Paid During Period*	$4.53	$4.57

*  Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2006 (181/365 days).

RESULTS OF SPECIAL MEETING

Following is a list of matters voted upon and the results of those votes cast at the special meeting of shareholders held May 2, 2006:

1. With respect to the election of four directors by shareholders:

	Votes For	Votes Withheld
Willard H. Altman, Jr.	8,450,610	132,267
Eric S. Ende	8,455,857	128,156
A. Robert Pisano	8,449,928	134,084
Lawrence J. Sheehan	8,454,991	129,022

2. With respect to a new Investment Advisory Agreement with Resolute, LLC, to take effect on or about October 1, 2006, a total of 5,913,974 shares voted for, 112,181 shares voted against, and 137,086 shares abstained.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (70)*	Director† Years Served: 8	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

A. Robert Pisano – (63)*	Director† Years Served: 1	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of Screen Actors Guild.	5	State Net, Resources Global Professionals, and The Motion Picture and Television Fund

Lawrence J. Sheehan – (73)*	Director† Years Served: 15	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm of O'Melveny & Myers LLP, legal counsel to the Fund.	6

Eric S. Ende – (61)	Director† President & Portfolio Manager Years Served: 6	Senior Vice President of the Adviser.	3

Steven R. Geist – (52)	Executive Vice President & Portfolio Manager Years Served: 10	Vice President of the Adviser.

J. Richard Atwood – (46)	Treasurer Years Served: 9	Principal and Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Sherry Sasaki – (51)	Secretary Years Served: 23	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas – (49)	Chief Compliance Officer Years Served: 11	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler – (39)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.

*  Audit Committee Member.

Additional information about the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

TICKER: FPPFX
CUSIP: 302548102

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(800) 982-4372
(310) 473-0225

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2006, is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.  Not Applicable.

Item 3.                    Audit Committee Financial Expert.  Not Applicable.

Item 4.                    Principal Accountant Fees and Services.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)       Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

(a)(2)       Separate certification for the registrant’s principal executive officer and   principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and   principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President

Date:	September 1, 2006

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date:	September 1, 2006